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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2005

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                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

           Maryland                   001-32136                 20-0057959
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

          333 Earle Ovington Boulevard,
          Suite 900 Uniondale, New York                            11553
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     (Address of principal executive offices)                   (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ARBOR REALTY TRUST, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 8.01  OTHER EVENTS.

         On October 17, 2005, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.65 per share of common stock for the quarter ended September 30, 2005, which is payable on November 11, 2005 to common shareholders of record on October 27, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit Number
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          99.1            Press Release, dated October 17, 2005.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 17, 2005                   ARBOR REALTY TRUST, INC..

                                           By:    /s/ Walter K. Horn
                                                  ------------------------------
                                           Name:  Walter K. Horn
                                           Title: General Counsel, Secretary and
                                                  Director of Compliance

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                                  EXHIBIT INDEX

Exhibit Number
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    99.1           Press Release, dated October 17, 2005.